Exhibit 10.77
Amendment to Equity Distribution Agreement
Dated as of July 21, 2014

Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, New York 10036
Ladies and Gentlemen:
Reference is hereby made to the Equity Distribution Agreement dated November 16, 2012 (the “Equity Distribution Agreement”) among Hudson Pacific Properties, Inc., a Maryland corporation (the “Company”), Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Operating Partnership”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Agent”). Capitalized terms used herein and not defined have the respective meanings set forth in the Equity Distribution Agreement.
The Equity Distribution Agreement contemplates the offering and sale of Securities pursuant to the Company’s registration statement on Form S-3 (File No. 333‑175326). The Company has filed with the Commission (i) an automatic shelf registration statement on Form S-3 (File No. 333-197526) relating to, among other things, the Company’s Common Stock (which new registration statement became effective upon the filing thereof with the Commission on the date hereof) and (ii) a prospectus supplement dated July 21, 2014 relating to the Securities and an accompanying prospectus dated July 21, 2014.
The parties hereto hereby agree that, from and after the date hereof, the second paragraph of Section 1 of the Equity Distribution Agreement shall be replaced in its entirety with the following:
“The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission a registration statement on Form S-3 (File No. 333-197526), including a base prospectus, relating to certain securities, including the Securities to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement specifically relating to the Securities (the “Prospectus Supplement”) to the base prospectus included as part of such registration statement. The

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Company will furnish to Merrill Lynch, for use by Merrill Lynch, copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Securities. Except where the context otherwise requires, such registration statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act, is herein called the “Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to EDGAR.”
The parties hereto hereby agree that, from and after the date hereof, the sixth paragraph Section 5(a)(1) of the Equity Distribution Agreement shall be replaced in its entirety with the following:
“At the time of the initial filing of the Registration Statement, at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), at the time the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act and at the date hereof, the Company was and is a “well-known seasoned issuer” as defined in Rule 405 of the Securities Act, including not having been and not being an “ineligible issuer,” as defined in Rule 405 of the Securities Act, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer; and, without limitation to the foregoing, the Company has at all relevant times met, meets and will at all relevant times meet the requirements of Rule 164 for the use of a free writing prospectus (as defined in Rule 405) in connection with the offering contemplated hereby.”
The parties hereto hereby further agree that the Equity Distribution Agreement, as amended hereby, shall remain in full force and effect.
THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY AND

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CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Operating Partnership a counterpart hereof, whereupon this agreement, along with all counterparts, will become a binding agreement between the Agent, the Company and the Operating Partnership in accordance with its terms.

Very truly yours,
HUDSON PACIFIC PROPERTIES, INC.

By:	/s/ Mark T. Lammas Name: Mark T. Lammas Title: Chief Financial Officer

HUDSON PACIFIC PROPERTIES, L.P.

By:	Hudson Pacific Properties, Inc., as the General Partner

By:	/s/ Mark T. Lammas Name: Mark T. Lammas Title: Chief Financial Officer

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Accepted:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:    /s/ Jack Vissicchio
    Authorized Representative

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